EXHIBIT 99.5

CEMTREX, INC.

NOMINEE HOLDER CERTIFICATION

The undersigned, a broker, custodian bank, trustee, depositary or other nominee holder of subscription rights to purchase shares of common stock of Cemtrex, Inc. (“Cemtrex”) pursuant to the rights offering described and provided for in Cemtrex’s Prospectus Supplement dated November 21, 2018, hereby certifies to Cemtrex, Continental Stock Transfer & Trust Co., as subscription agent for the rights offering, and to Okapi Partners LLC, as information agent for the rights offering, that (1) the undersigned has exercised, on behalf of the beneficial owners thereof (which may include the undersigned), the number of subscription rights specified below pursuant to the basic subscription privilege (as described in the prospectus supplement), and on behalf of beneficial owners of subscription rights who have subscribed for the purchase of additional shares pursuant to the over-subscription privilege (as described in the prospectus supplement), listing separately below each such exercised basic subscription privilege and the corresponding over-subscription privilege (without identifying any such beneficial owner), and (2) each such beneficial owner’s basic subscription privilege has been exercised in full:

#	Number of Shares of Common Stock and/or Warrants Owned on the Record Date	Rights Exercised Pursuant to Basic Subscription Privilege	Number of Shares Subscribed For Pursuant to Over-Subscription Privilege	Elected to Receive Cash in lieu of Shares if the Subscription Price Decreases at the Expiration Date (Y/N)
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Provide the following information if applicable:

Depository Trust Company (“DTC”)

Participant Number

[PARTICIPANT]

By:
Name:
Title:

DTC Basic Subscription Confirmation Number(s)

BENEFICIAL OWNER ELECTION FORM

The undersigned acknowledge(s) receipt of your letter and the enclosed materials relating to the grant of non-transferable rights to purchase shares of common stock of Cemtrex, Inc., subject to proration, at a subscription price equal to the lesser of (i) $1.06 per share or (ii) 95% of the volume weighted average price of our common stock for the five trading day period through and including December 19, 2018, which is the initial expiration date of the rights offering, rounded up to the nearest whole penny.

This will instruct you whether to exercise rights to purchase shares distributed with respect to the shares of common stock and/or series 1 warrants held by you for the account of the undersigned, pursuant to the terms and subject to the conditions set forth in the prospectus supplement and the related “Instructions as to Use of Cemtrex, Inc. Subscription Rights Certificates.”

I (we) hereby instruct you as follows:

(CHECK THE APPLICABLE BOXES AND PROVIDE ALL REQUIRED INFORMATION)

Box 1. [  ] Please DO NOT EXERCISE RIGHTS for shares of common stock.

Box 2. [  ] Please EXERCISE RIGHTS for shares of common stock as set forth below:

	Shares		Subscription Price		Payment
Basic Subscription Privilege	_____	x	$1.06	=	$_____ (Line 1)
Over-Subscription Privilege	_____	x	$1.06	=	$_____ (Line 1)
Total Payment Required					$_____ (Sum of Lines 1 and 2)

NOTE: I (we) acknowledge that the subscription price may be lower than $1.06 per share and will not be final until the expiration date of the rights offering and that unless I (we) check Box 3 below, the number of shares that I (we) are subscribing for in this rights offering will be based on my (our) total subscription payment for the additional shares at the lower price, not the number of shares that I (we) indicated in Box 2.

Box 3. [  ] Please ensure that I (we) only purchase the number of shares described in Box 2 above if the subscription price decreases and that any excess cash from my (our) total subscription payment is returned to me promptly in accordance with the prospectus supplement.

Box 4. [  ] Payment in the following amount is enclosed: $_____

Box 5. [  ] Please deduct payment of $_____ from the following account maintained by you as follows:

(The total of Box 4 and Box 5 must equal the total payment specified above.)

Type of Account ___________________________

Account No. ___________________________

2

I (we) on my (our) own behalf, or on behalf of any person(s) on whose behalf, or under whose directions, I am (we are) signing this form:

●	irrevocably elect to purchase the shares indicated above upon the terms and conditions specified in the prospectus supplement; and

●	agree that if I (we) fail to pay for the shares of common stock I (we) have elected to purchase, you may exercise any remedies available to you under law.

Name of Beneficial Owner(s): ______________________________________________

Signature of Beneficial Owners(s): __________________________________________

If you are signing in your capacity as a trustee, executor, administrator, guardian, attorney-in-fact, agent, officer of a corporation or another acting in a fiduciary or representative capacity, please provide the following information:

Name: _________________________________________________________________

Capacity: _______________________________________________________________

Address (including zip code): _______________________________________________

Telephone Number: _______________________________________________________

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